UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report:                   July 21, 2006
             Date of earliest event reported:          July 14, 2006


                            Auriga Laboratories, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-26013                 84-1334687
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


        5555 Triangle Parkway, Suite 300
                Norcross, Georgia                             30092
      ----------------------------------------             ----------
      (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (678) 282-1600


                                       N/A
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On and effective as of July 14, 2006, the Board of Directors of Auriga Laboratories, Inc. (the "Company") elected Brian P. Alleman to fill a vacancy on the Board of Directors in accordance with the Company's Bylaws.

         Since August 2002, Mr. Alleman, 50, has served as a partner in the Denver office of Tatum LLC ("Tatum"), a national firm of experienced Chief Financial Officers serving as full-time, part-time, interim, project, or on-staff professionals to provide financial solutions and CFO support to client companies. While at Tatum, Mr. Alleman has served as the Chief Financial Officer to Simtek Corporation (since 2005), Spectrum Mapping (since 2004), Polar Molecular Holding Corporation (from August 2003 to August 2004). Prior to Tatum, Mr. Alleman worked with TCW Capital and his specific assignments included Centuri Corporation, where he was the Chief Operating Officer from August 2000 to June 2002 and the Chief Financial Officer from April 1993 to June 2002). Mr. Alleman holds a Bachelor of Science, Accounting from Seton Hall University and is a Certified Public Accountant. He is a member of the American Institute of Certified Public Accountants, the New Jersey State Society of CPA's and the Association for Corporate Growth.
         Mr. Alleman will enter into the Company's standard indemnification agreement for directors and officers of the Company, which provides, among other things, that the Company will indemnify Mr. Alleman, under the circumstances set forth therein, for defense expenses, damages, judgments, fines and settlements incurred by him in connection with actions or proceedings to which he may be a party as a result of his position as a director officer, employee, agent or fiduciary of the Company, and otherwise to the full extent permitted under the Company's bylaws and state law.
         Mr. Alleman has no family relationships with the Company. As compensation for his service as a director, Mr. Alleman will be paid $2,500 per month and reimbursed for his expenses for attending meetings of the Board of Directors and was issued a warrant to purchase 200,000 shares of the Company common stock with an exercise price of $2.55, the closing price of the Common Stock on the OTC Bulletin Board on July 6, 2006, which is the date on which Mr. Alleman agreed to serve as director of the Company (the "Warrant"). The Warrant is immediately exercisable into 200,000 shares of restricted Common Stock and vests as follows: 1/24s of the shares subject to the Warrant vests on each of the first 24 monthly periods commencing as of July 14, 2006.

Item 9.01. Financial Statements and Exhibits

10.1 Form of Indemnification Agreement between Auriga Laboratories, Inc. and Brian P. Alleman 6.

10.2  Warrant issued to Brian P. Alleman on July 6, 2006.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Auriga Laboratories, Inc.

July 21, 2006                        By:  /s/ Philip S. Pesin
                                          --------------------------------------
                                          Name:  Philip S. Pesin
                                          Title: Chief Executive Officer



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